Exhibit 99.1
Local.com Corporate Presentation January 2011

Forward Looking Statements; Non-GAAP Financial Measures 2 Forward-Looking Statements: All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this document, words such as 'anticipate,' 'believe,' 'estimate,' 'plans,' 'expect,' 'intend,' 'projects,' 'feel' and similar expressions and phrases, as they relate to Local.com or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, Yahoo!-Bing paying less RPC and revenues to us for our search results, our ability to adapt our business following the Yahoo!-Bing integration or to improve our RPCs and revenues following that integration, our ability to monetize the Local.com domain, including at a profit, our ability to retain a monetization partner for the Local.com domain and other web properties under our management that allows us to operate profitably, our ability to incorporate our local-search technologies, our ability to market the Local.com domain as a destination for consumers seeking local-search results, our ability to grow our business by enhancing our local-search services, including through businesses we acquire, the future performance of our OCTANE360 business, the integration and future performance of the iTwango business, the possibility that the information and estimates used to predict anticipated revenues and expenses associated with the businesses we acquire are not accurate, difficulties executing integration strategies or achieving planned synergies, the possibility that integration costs and go-forward costs associated with the businesses we acquire will be higher than anticipated, our ability to successfully expand our sales channels for new and existing products and services, our ability to increase the number of businesses that purchase our subscription advertising and other business products, our ability to expand our advertiser and distribution networks, our ability to integrate and effectively utilize our acquisitions' technologies, our ability to develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company. Our Annual Report on Form 10-K/A, subsequent Quarterly Reports on Form 10-Q and Form 10-Q/A, recent Current Reports on Form 8-K and Form 8-K/A, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason. This document includes the non-GAAP financial measure of "Adjusted Net Income/Loss" which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges, warrant revaluation charges and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, in the company's press release dated January 7, 2011, as furnished on the Company's Form 8-K filed with the Securities and Exchange Commission on January 7, 2011. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company's performance because it eliminates the effects of period-to-period changes in income from interest on the company's cash and marketable securities, expense from the company's financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non- recurring charges which are not directly attributable to the underlying performance of the company's business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company's business operations. A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company's net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company's core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company's financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

3 What We're Doing Our Mission Statement: To be the leader at enabling businesses and consumers to find each other and connect, locally. Our Growth Strategy: Reach more consumers via useful products on owned and third-party sites, and monetize those consumers with a range of high-value ad products.

Corporation

- NASDAQ: LOCM is an increasingly diversified local search business
  - Flagship 'Top 10' search engine*
  - Local syndication network of over 100,000 sites
  - Reach about 20MM MUVs each month
  - Top 3 fastest-growing in local online advertising***
  - Deloitte 2010 Fast 500
- 2010 revenue ~$84MM, up 49% Y/Y; GAAP net income ~$4MM; Adjusted Net Income ~$14MM; up ~355% Y/Y
- Advertising revenue model
  - Ad feeds by Yahoo!, Superpages.com, Yellowpages.com and many more
  - Subscription revenues directly from small business customers
- >110 employees in Irvine and Redondo Beach, California



"Over the next five years...
39% ($5.1 billion) of the ad spending
on print yellow pages will
VANISH
as small businesses shift
marketing budgets online."

"Say Goodbye to Yellow Pages"

A Borrell Associates report published July 2008

Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring items

* Nielsen MegaView Search. September 14, 2009;. ** The Kelsey Group. August 2008. *** Borrell Associates. November 2009

Local.com Corporate Presentation | January 2011

4

A Diversified Local Search Business 5 ADVERTISERS TECHNOLOGY TRAFFIC 17 Million Local Business Listings Local Ad Exchange & Feed Management Custom Local Content Creation & Management Geo-Cat Website Creation & Hosting Ad Feeds Flagship Site Regional Media Local Search Engines Owned Domains 3rd Party Domains Direct Customers Deal of the Day Group-Buying Engine

How We Operate 6 All numbers as of Q3, 2010 Regional Media 30% of revenue 'Partner traffic' >80,000 sites About 5MM MUVs Channel & Domain Partners Revenue recognized in respective BU Supports all three businesses Advertisers 18% of revenue Ad feeds >60k direct advertisers Consumers 52% of revenue 'Our traffic' >20,000 sites About 15MM MUVs DOTD Consumers & Regional Media Distributed across traffic and white labeled to Network partners Owned & Operated Network Sales & Advertiser Services SEO & Platform Group Buying Managed primarily through three business units Entering new markets and diversifying revenue, products and technologies via acquisition

Experienced Team with Strategy Discipline



Heath Clarke
Chairman & CEO
11 years

20+ yrs exp
VP eCommerce LanguageForce

CEO/Founder AFP (Australia)



Bruce Crair
Pres. & COO
5 years

20+ yrs exp
Co-founder/COO ZeroDegrees

President Cox/Sprint PCS

President/COO eVoice



Ken Cragun
CFO
1.5 years

20+ yrs exp
CFO Modtech

SVP MIVA

CFO ImproveNet

CFO NetCharge.com

CPA; Big 4 Exp.



Michael Plonski
CTO
1 year

15+ yrs exp
SVP/CIO & COO Digital Martha Stewart Living Omnimedia

VP, CTO Tribune Information Systems, Tribune Interactive



Richard Szatkowski
SVP, GM Network
1 year

15+ yrs exp
SVP, Autobytel

Senior Mgr., Miva



Rajan Mohan
SVP, GM O&O
Apr '10

13+ yrs exp
Director, AOL Europe

Principal Consultant, Hughes Network Systems



Scott Reinke
General Counsel
EVP and Gen. Counsel, Emerging Media Group, Inc. (TRAFFIQ, Inc.)



Peter Hutto
SVP Corp. Dev.
Co-founder and VP, Business Development/Marketing, ZeroDegrees



Heather Dilley
VP HR & Admin.
HR Manager, Paciolan (online ticketing)



Peter Mathews
VP Engineering
VP Engineering for AGIS Network (vertical search portal)



Eileen Licitra
VP Product Mgmt.
VP, Product, MediaSpan Online Services



Adam Rioux
VP OCTANE360
CEO and Co-founder, OCTANE360



Steven Schindler
VP Marketing
Co-founder/President, Sasa Technologies (Web 2.0 content aggregator)

Local.com Corporate Presentation | January 2011
7

Significant Technology Portfolio 8 6 patents issued, 10 pending in local/mobile/Octane Lucene core Multiple databases with millions of SMB listings to validate business information We crawl the web and use our proprietary Keyword DNA(tm) + web indexing algorithms to generate all our search results Highly scalable geo-cat domain acquisition and website hosting Domain acquisition factors include user search habits, ad coverage, domain availability and url optimization SEO optimized site structure Automated website hosting & management features Ingest real-time ad and data feeds from multiple partners Syndicate those ad feeds + our ad inventory & organic search results to over 100,000 sites Provisions O&O and Network ad inventory for internal sales force, private label, agency and channel partners Marketplace for the procurement, creation and management of custom local content Plagiarism filters SEO optimization Transaction management Custom Local Content Creation & Management Geo-Category Website Creation & Hosting Local Ad Exchange & Feed Management Proprietary Organic Search Results Deal of the Day Group-Buying Engine A fully featured group-buying distribution platform Private label version for publisher network of regional media partners API, RSS, widget syndication

O&O - Flagship Property: Local.com 9 Our flagship property About 15MM MUVs Relaunched November 2010 Crisper user experience New design & navigation Enhanced business info Coupons Combines local merchants, online coupons, weekly circulars, grocery & national Connect to loyalty cards Improved Events Better search Social integration (who's attending/who's not) Topics Over 800 articles & growing!

O&O - New Property: iTwango 10 A new consumer product Acquired January 2011 Plan rebrand/relaunch mid-2011 Feature rich for consumers Easy consumer registration Geo-interest areas by consumers Browse deals Feature rich for advertisers Easy self-service option Multiple listings plus location-based offers Mini-max tipping point Full reporting Feature rich for publishers (in and out) Import deal via API, export via API, RSS and widgets White label versions Limit distribution to select (own) sites

O&O - Proprietary Network 11 >20,000 hyperlocal geo-cat sites Owned by Local.com but available for 'lease' to local businesses for advertising High visibility & value to advertiser High relevance & functionality to user High revenue & margin to Local.com

O&O - Target Market Over half of our O&O traffic is the 'Soccer Mom' demographic Aged between 25-45 with one child or more at home Controls significant portion of the household purse strings Typically spends 80% of that money within 20 miles of home 89% of in-store purchasers in key categories have conducted online research** 82% of people visiting local search sites follow-up with offline action (store visit/call)* Soccer mom + local + commercial = ad sponsors Site monetization ~$100+ RPM 12 Search Term Click Bids* Premium Restaurant $0.22 577% San Francisco Restaurant $1.27 577% Credit Union $0.45 116% Seattle Credit Union $0.52 116% Plumber $2.60 275% Plumber Los Angeles $7.14 275% Moving Company $2.35 252% Denver Moving Company $5.93 252% Divorce Attorney $2.03 186% Divorce Attorney Las Vegas $3.77 186% Auto Repair $1.97 157% Dallas Auto Repair $3.09 157% Wedding Florist $0.51 278% Orlando Wedding Florist $1.42 278% Hotel $0.99 138% New York City Hotel $1.37 138% * Bids as of January 6, 2011 ** TMP/Yahoo-comScore study - 2007

O&O - Growth Strategy 13 Repeat usage More SEO traffic Additional ad inventory Shopping Health & Wellness Events Beauty Higher page views/visitor Repeat usage Develop content Monetize with local advertisers A larger ecosystem with greater defensibility and higher margins

Network - Three Market Segments 14 We distribute our search results and content to other sites and monetize their local search queries with our ads We share in revenue generated from those ads with the sites 1,000+ regional media sites We develop SEO traffic via our private label solution We monetize this traffic with ads and pay them a revenue share Regional Media Local Search Engines 3rd Party Domains 100+ search engines We monetize their traffic with ads and pay them a revenue share 80,000+ 3rd party sites under management We develop SEO traffic via our proprietary website development and content platform We monetize this traffic with ads and pay partners a revenue share Local Ad Exchange & Feed Management

Network - Growth Strategy 15 Expand domains under management Expand regional media ad local search network Maintain traffic quality Syndicate more content & features to Network Develop more 'widgets' Drive interaction through a better user experience A/B testing for optimal monetization Increate and relevance A larger ecosystem with greater defensibility and higher margins

SAS – Offerings

local.com

Ad Feeds

YAHOO!
CITYGRID MEDIA
superpages.com
ReachLocal

- Most monetization/revenue comes from our ad feeds
- This is expected to reduce as % of revenue as we expand other sales initiatives based on new products
- Yahoo! is largest partner historically at ~ 50% of revenue
- Supermedia is second largest historically at ~20% of revenue

Direct Customers

Exact Match
LOCAL PREMIUM™

- ~60k direct SMB subscription customers
  - Acquired most through bulk transactions
  - Average of ~$40 per month subscription billed via phone bill
  - Inefficient – we collect ~50c on the $ due to high fees etc
- We're now quickly transitioning sales & BD efforts towards higher margin 'Exact Match' products
  - Building sales channels for 2011 growth: search verticals, yp publishers, agencies, regional media partners
  - Also moderately growing our small direct sales force
- Average first month sales price from telesales increased from $95 to $349 from June 2010 to Sept 2010

Webhosting
Retail $20-$49/mo



Local Premium
Retail $50-$199/mo



Exact Match
Retail $99-$500+/mo

new



Local.com Corporate Presentation | January 2011

16

SAS - Growth Strategy 17 Expand internal telesales Orient towards higher margin Exact Match products Higher monetization allows us to compete for increased distribution Increased distribution attracts more advertisers 'Virtuous cycle' Yellow pages publishers Agencies Regional media partners Verticals Increase coverage Better ad targeting Increase revenue share

M&A Strategy Completed a handful of transactions in the past 18 months Most recent: OCTANE360, iTwango All were accretive or near- term accretive Continue to look at new opportunities all the time Acquire New Brands Content Organic traffic Acquire Network Products Acquire Ad Products Acquire Networks Acquire Customers 18

Revenue & Adjusted EPS 19 Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items Prelim 2010 as of 01/07/2011 Adjusted Net Income/share Revenues $mil

P&L Trend 20 Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items * * Prelim 2010 as of 01/07/2011

Q2 Balance Sheet & Capitalization 21 Key Balance Sheet Items (in thousands) Capitalization (in thousands) Sept 30, 2010 Cash $11,887 Accounts Receivable 17,261 Total Assets 63,789 Total Debt 7,000 Total Liabilities 24,460 Shareholders Equity $39,329 Sept 30, 2010 Common 16,572 Options 1 3,576 Warrants 1 1,334 Fully Diluted 21,481 Options and warrants represent approximately $27MM in cash Additional Data: In June 2010 the Company closed on a $30 million credit facility. As of 9/30/2010, $7 million outstanding under the line of credit. Total authorized shares 65,000,000 common and 10,000,000 preferred 8,000,000 share registered shelf - available for future capital needs

22 Thank You Heath Clarke Chairman & Chief Executive Officer hclarke@local.com Ken Cragun Chief Financial Officer kcragun@local.com 949.784.0800 http://corporate.local.com

Appendix: Key Investment Considerations 23 Rapidly growing company in a rapidly growing market Beneficiary of secular trend towards online ad spend by SMBs Proprietary unique ad platform and product suite Attractive Position in Growing Market Multiple revenue streams with adjusted earnings Growth strategies improve operating leverage ~$12.0 mil cash 9/30/10 and >$40mil in NOL >60k small business customers with highly recurring revenues (as of Q3 2010) Experienced executive team focused on execution with strategy discipline Board focus on corporate governance and shareholder value Strong Operating Model Attractive Financial Characteristics Seasoned Executives & Board

Reconciliation: Adjusted Net Income to GAAP Net Income 24 * Prelim 2010 as of 01/07/2011 *